BASIC AND DILUTED NET LOSS PER SHARE - Summary of Computation of the Net Loss Per Share (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Numerator:
Net loss	$ (126,872)	$ (153,559)	$ (81,511)
Preferred share accrued cumulative dividend rights	0	(5,044)	(17,473)
Total loss attributable to ordinary shares	$ (126,872)	$ (158,603)	$ (98,984)
Denominator:
Weighted average number of ordinary shares used in computing basic and diluted net loss per ordinary share	135,224,312	102,859,891	16,514,910